Supplement Dated July 11, 2013 to your Prospectus dated May 1, 2013

Effective July 1, 2013, BlackRock International Limited is no longer a sub-adviser to the BlackRock Global Allocation V.I. Fund – Class III.

BlackRock Advisors, LLC will remain as the investment advisor to the Fund and BlackRock Investment Management, LLC will remain as sub-adviser to the Fund.

This Supplement Should Be Retained For Future Reference.

FR.1-071113-IA

FR-H.1-071113-IA